[Letterhead]
                                                                   EXHIBIT 23.13

                     REGAN, RUSSELL, SCHICKNER & SHAH, P.A.

                          CERTIFIED PUBLIC ACCOUNTANTS




                          INDEPENDENT AUDITORS' CONSENT


As independent auditors, we hereby consent to the inclusion of our report dated September 13, 1995 with respect to the Financial Statements of Nutrichem, Inc. for periods ended December 31, 1993 and November 17, 1994 in this Registration Statement on Form S-1 filed by PhyMatrix Corporation.


/s/ Regan, Russell, Schickner & Shah, P.A.

Regan, Russell, Schickner & Shah, P.A.
Columbia, Maryland
September 13, 1996